UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04182

Name of Fund:  Merrill Lynch International Value Fund of Mercury Funds II

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch International Value Fund of Mercury Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
International Value Fund
Of Mercury Funds II


Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch International Value Fund
Of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch International Value Fund


Portfolio Information as of June 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Total SA                                           3.3%
Mitsubishi Tokyo Financial Group, Inc.             3.2
Royal Bank of Scotland Group Plc                   3.1
RWE AG                                             2.7
HBOS Plc                                           2.5
Repsol YPF SA                                      2.2
GlaxoSmithKline Plc                                2.1
ENI SpA                                            2.0
UniCredito Italiano SpA                            2.0
Holcim Ltd.                                        2.0



                                               Percent of
Five Largest Industries++                      Net Assets

Commercial Banks                                  20.5%
Oil, Gas & Consumable Fuels                        9.9
Insurance                                          4.9
Automobiles                                        4.3
Food & Staples Retailing                           4.2

++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United Kingdom                                    20.6%
Japan                                             18.6
France                                            11.1
Germany                                            8.4
Netherlands                                        7.4
Italy                                              7.2
Switzerland                                        5.7
Norway                                             3.7
Spain                                              2.3
Sweden                                             2.1
Belgium                                            1.9
Australia                                          1.6
Finland                                            1.6
Denmark                                            1.3
Portugal                                           1.2
Singapore                                          1.2
South Korea                                        0.9
Ireland                                            0.6
Hungary                                            0.5
Other*                                             2.1

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                           -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)        -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)         +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers


Benefiting from positive stock selection and favorable sector allocations, the Fund provided highly competitive returns for the fiscal year relative to both its benchmark and its comparable Lipper category average.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2005, Merrill Lynch International Value Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +14.29%, +13.45%, +13.41%, +14.59% and +14.03%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) Fund results closely aligned with the +13.65% return of the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the +14.30% average return of the Lipper International Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. Multi-cap funds typically have a certain percentage of their assets invested in companies strictly outside the United States.)

As the Fund's fiscal year began, international stock markets were largely range bound. Despite strong earnings growth during July and early August, investors feared that economic and earnings growth could be nearing their peak. These concerns, coupled with uncertainty surrounding the U.S. presidential election and continued fears of terrorism, gave investors sufficient reason to adopt a defensive stance. The market doldrums continued until November, when a clear conclusion to the presidential contest, a retreating oil price and a continued decline in the value of the U.S. dollar prompted a healthy equity market rally that lasted into early 2005. By the end of the first quarter, however, investor sentiment once again began to turn negative. This time, worries centered on the potential for slowing economic and corporate earnings growth, an increasing oil price and heightened inflation expectations, which caused some to fear that the Federal Reserve Board might take a more aggressive approach in its interest rate-hiking campaign. However, this concern proved short-lived and markets continued on an upward trend during May and June.

Best-performing sectors during the fiscal year, as measured by the MSCI EAFE Index, were the defensive areas of the market, including energy and utilities, which provided respective returns of +31% and +27%. Other sectors that performed well included materials, capital goods and banking. The worst-performing sectors were technology, automobiles and household and personal products.


What factors most influenced performance?

Stock selection and sector allocation both contributed to the Fund's results. Our overweighting in energy benefited performance, as did our negligible exposure to the poor-performing technology and media sectors. Detracting slightly from relative results was our modest underweighting in utilities.

The Fund's top performers included Norwegian oil producer Statoil ASA (with an absolute return of +69%) and Australian gas producer Santos Ltd. (+70%). Both were supported by the high oil price, and Santos also benefited from a major oil find. In the banking sector, Italian retail bank Capitalia SpA (+83%) continued to reap rewards from a successful cost-cutting and restructuring program and prospects for consolidation in the European banking industry. Allied Irish Banks Plc (+39%) was further aided by strong growth from its international branches and a healthy Irish economy. Other strong performers included German construction company Hochtief AG (+52%), French construction company Vinci SA (+71%) and Singapore shipping company Neptune Orient Lines Ltd. (+89%).

Fund results were hindered by Japanese financial services provider Mitsubishi Securities Co., Ltd. (-32%) and Japan-based Mitsubishi Tokyo Financial Group, Inc. (MTFG). MTFG (-19%) fell as investors questioned the terms of its proposed merger with UFJ Holdings, Inc., a liaison that would create a bank with twice the assets of banking giant Citigroup. Japanese telecommunications provider NTT DoCoMo, Inc. (-16%) also disappointed due to increased competition in the Japanese mobile phone market. In Europe, U.K. retailer Boots Group Plc (-8%) declined following a profit warning and lower-than-expected guidance, and Swiss chemical company Clariant AG (-22%) fell after announcing disappointing sales and profits as a result of slower demand and higher raw materials costs.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



What changes were made to the portfolio during the year?

Our main transactions were the result of "bottom-up" stock picking, based on our evaluation of companies' individual appreciation prospects. During the past year, we also began to take profits in holdings that outperformed, particularly our cyclical stocks that had reached our price targets. To that end, in the United Kingdom, we reduced exposure to industrial conglomerate Smiths Group Plc and aerospace & defense company BAE Systems Plc. In mainland Europe, we sold our positions in Swiss electrical equipment company ABB Ltd. and Finnish paper producer Stora Enso Oyj. We reduced exposure to Swedish truck manufacturer Volvo AB and construction companies Hochtief and Vinci.

We invested some of the proceeds from our sales in the financials sector. In the U.K., we increased exposure to Royal Bank of Scotland Group Plc, HBOS Plc and Prudential Plc. We also added to Italian bank UniCredito Italiano SpA after the company announced a proposed merger with German bank HVB. Conversely, we sold Italian retail bank Banca Intesa and Allied Irish Banks, both of which hit our price targets. In Japanese financials, we funded our purchase of Takefuji Corp. with the sale of Promise Co., both consumer finance companies. A recent restructuring has afforded Takefuji a wider shareholder base, and the stock is trading at an attractive valuation.

In the energy sector, we sold U.K. oil and gas company Shell Transport & Trading Co. Plc and U.K. integrated oil company BP. With the proceeds, we purchased Repsol YPF SA, and Statoil, based on their relatively attractive valuations. Also in energy, we purchased Hungarian oil refining company Mol Magyar Olaj-es Gazipari Rt.

We also made a significant addition to our holding in Dutch food retailer Ahold and purchased Italian utility company Enel SpA, which offers a high dividend yield relative to current low bond yields. Additional sales worth noting included Italian communications giant Telecom Italia SpA and French hotel operator Accor SA, both of which hit our price targets.


How would you characterize the Fund's position at the close of the period?

As a result of our transactions, the Fund ended the period overweight in financials, underweight in growth sectors and neutral in defensive sectors. The overweight to financials comes primarily from our exposure to banking. We have key overweights in U.K. banks, an area that has performed poorly recently based on fears that a slowdown in U.K. consumer spending and the housing market could lead to higher loan positions for these banks. We feel the fears are overdone and find the banks to be trading at attractive valuations and offering compelling dividend yields. We believe they could benefit from the potential for U.K. interest rate cuts later this year. We also hold domestically orientated retail banks, such as Capitalia, which offer strong growth prospects and a low risk profile, as well as banks that we expect to benefit from potential merger synergies, such as MTFG and Unicredito.

We also favor the utility sector for its defensive qualities, and believe higher energy prices and low bond yields make for a positive environment for utilities. The utility stocks in the portfolio offer attractive dividend yields. The Fund also has relatively high exposure to telecommunication services and, as a result of our recent transactions, has an increased weighting in energy. We believe oil prices are likely to remain higher for longer, and energy companies should benefit as a result. Within energy, we hold highly cash-generative companies with strong dividend yields and, in particular, we favor companies with exposure to refining. The Fund has limited exposure to growth-oriented sectors, such as software and technology hardware, where we struggle to find attractive valuations. We also have no exposure to the media sector.

Generally speaking, we believe the corporate sector is in good shape following years of drastic cost-cutting, restructuring and financial re-engineering. The suspension of the proposed new EU constitution in the wake of its rejection in France and the Netherlands has not had a negative impact on equity markets. In fact, the recent weakening of the euro is beneficial for Europe's exporters.
In Japan, we are starting to see signs that the economy is breaking free from its 10-year - 15-year slump. Corporate earnings results have been very good and companies continue to benefit from restructuring. Asset write-offs are now coming to an end, and with first quarter gross domestic product growth at 4.9% (led by the domestic sectors of the economy), the outlook for earnings remains positive.


James A. Macmillan
Vice President and Senior Portfolio Manager


Rob Weatherston
Vice President and Portfolio Manager


July 11, 2005


We are pleased to announce that Rob Weatherston has joined James Macmillan in sharing responsibility for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Weatherston has been a portfolio manager of the Fund since 2001. He has been a Director of MLIM since 2005 and was a Vice President thereof from 1999 to 2005.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenence fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Performance Data (continued)


Recent Performance Results
                                                                                                 10-Year/
                                                        6-Month             12-Month         Since Inception
As of June 30, 2005                                   Total Return        Total Return         Total Return
ML International Value Fund--Class A Shares*             -1.16%              +14.29%             + 42.65%
ML International Value Fund--Class B Shares*             -1.52               +13.45              + 25.21
ML International Value Fund--Class C Shares*             -1.57               +13.41              + 25.08
ML International Value Fund--Class I Shares*             -1.05               +14.59              +129.66
ML International Value Fund--Class R Shares*             -1.28               +14.03              +119.75
MSCI EAFE Index**                                        -1.17               +13.65        +66.37/+17.28/+6.02

 * Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are for 10 years for
   Class I & Class R Shares, from 6/02/99 for Class A Shares and from 10/06/00 for Class B and Class C Shares.

** An unmanaged Index that measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). Ten-year/since inception total returns are for 10 years, from 6/02/99 and from 10/06/00.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Performance Data (continued)


Total Return Based on a $10,000 Investment

Class A Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class A Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class A Shares*

Date                                      Value

6/02/1999**                             $ 9,475.00
June 1999                               $ 9,671.00
June 2000                               $11,155.00
June 2001                               $10,262.00
June 2002                               $10,117.00
June 2003                               $ 8,847.00
June 2004                               $11,826.00
June 2005                               $13,516.00


MSCI EAFE Index++++

Date                                      Value

6/02/1999**                             $10,000.00
June 1999                               $10,288.00
June 2000                               $12,053.00
June 2001                               $ 9,208.00
June 2002                               $ 8,334.00
June 2003                               $ 7,795.00
June 2004                               $10,319.00
June 2005                               $11,728.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests primarily in stocks of companies located outside of the United States.

++++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

     Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                  +14.29%           +8.29%
Five Years Ended 6/30/05                + 3.91            +2.80
Inception (6/02/99) through
6/30/05                                 + 6.02            +5.08

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Performance Data (continued)



TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class B and Class C Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class B Shares*

Date                                      Value

10/06/2000**                            $10,000.00
June 2001                               $ 9,799.00
June 2002                               $ 9,594.00
June 2003                               $ 8,320.00
June 2004                               $11,037.00
June 2005                               $12,321.00


ML International Value Fund++
Class C Shares*

Date                                      Value

10/06/2000**                            $10,000.00
June 2001                               $ 9,789.00
June 2002                               $ 9,583.00
June 2003                               $ 8,319.00
June 2004                               $11,028.00
June 2005                               $12,508.00


MSCI EAFE Index++++

Date                                      Value

10/06/2000**                            $10,000.00
June 2001                               $ 8,324.00
June 2002                               $ 7,534.00
June 2003                               $ 7,047.00
June 2004                               $ 9,328.00
June 2005                               $10,602.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests primarily in stocks of companies located outside of the United States.

++++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

     Past performance is not indicative of future results.



Average Annual Total Return



                                        Return           Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                  +13.45%           +9.45%
Inception (10/06/00) through
6/30/05                                 + 4.87            +4.51

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return           Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                 +13.41%           +12.41%
Inception (10/06/00) through
6/30/05                                 + 4.84           + 4.84

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class I and Class R Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:

ML International Value Fund++
Class I Shares*

Date                                      Value

June 1995                               $ 9,475.00
June 1996                               $11,238.00
June 1997                               $13,664.00
June 1998                               $14,726.00
June 1999                               $15,347.00
June 2000                               $17,743.00
June 2001                               $16,361.00
June 2002                               $16,175.00
June 2003                               $14,172.00
June 2004                               $18,990.00
June 2005                               $21,761.00


ML International Value Fund++
Class R Shares*

Date                                      Value

June 1995                               $10,000.00
June 1996                               $11,802.00
June 1997                               $14,278.00
June 1998                               $15,311.00
June 1999                               $15,878.00
June 2000                               $18,264.00
June 2001                               $16,758.00
June 2002                               $16,484.00
June 2003                               $14,443.00
June 2004                               $19,272.00
June 2005                               $21,975.00


MSCI EAFE Index++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $11,328.00
June 1997                               $12,782.00
June 1998                               $13,562.00
June 1999                               $14,595.00
June 2000                               $17,099.00
June 2001                               $13,063.00
June 2002                               $11,823.00
June 2003                               $11,059.00
June 2004                               $14,639.00
June 2005                               $16,637.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in stocks of companies located outside of the United States.

++++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

     Past performance is not indicative of future results.



Average Annual Total Return



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                  +14.59%           +8.58%
Five Years Ended 6/30/05                + 4.17            +3.05
Ten Years Ended 6/30/05                 + 8.67            +8.09

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 6/30/05                                   +14.03%
Five Years Ended 6/30/05                                  + 3.77
Ten Years Ended 6/30/05                                   + 8.19



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value     January 1, 2005
                                                              January 1,         June 30,         to June 30,
                                                                 2005              2005               2005
Actual

Class A                                                         $1,000          $  988.40            $ 6.66
Class B                                                         $1,000          $  984.80            $10.53
Class C                                                         $1,000          $  984.30            $10.53
Class I                                                         $1,000          $  989.50            $ 5.43
Class R                                                         $1,000          $  987.20            $ 7.88

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,018.10            $ 6.76
Class B                                                         $1,000          $1,014.18            $10.69
Class C                                                         $1,000          $1,014.18            $10.69
Class I                                                         $1,000          $1,019.34            $ 5.51
Class R                                                         $1,000          $1,016.86            $ 8.00


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.35% for Class A, 2.14% for Class B, 2.14% for Class C, 1.10% for Class I and 1.60% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Schedule of Investments                                                     (in U.S. dollars)
                                                                  Shares
Country           Industry++         Common Stocks                  Held            Value
Australia--1.6%

                  Commercial Banks--1.0%

                  Australia & New Zealand Banking
                  Group Ltd.                                     792,307      $    13,135,564

                  Paper Products--0.6%

                  PaperlinX Ltd.                               3,204,000            7,351,144

                  Total Common Stocks in Australia                                 20,486,708


Belgium--1.9%

                  Diversified Telecommunication
                  Services--1.5%

                  Belgacom SA                                    576,473           19,715,935

                  Leisure Equipment &
                  Products--0.4%

                  AGFA-Gevaert NV                                185,284            5,125,592

                  Total Common Stocks in Belgium                                   24,841,527


Denmark--1.3%

                  Commercial Banks--1.3%

                  Danske Bank A/S                                574,956           17,303,884

                  Total Common Stocks in Denmark                                   17,303,884


Finland--1.6%

                  Electric Utilities--1.6%

                  Fortum Oyj                                   1,260,355           20,217,559

                  Total Common Stocks in Finland                                   20,217,559


France--11.1%

                  Automobiles--1.3%

                  Peugeot SA                                     287,636           17,056,188

                  Commercial Banks--1.9%

                  BNP Paribas                                    358,093           24,580,960

                  Construction & Engineering--1.3%

                  Vinci SA                                       202,336           16,853,168

                  Food & Staples Retailing--1.8%

                  Carrefour SA                                   492,120           23,891,056

                  Metals & Mining--1.5%

                  Arcelor                                        956,722           18,786,962

                  Oil, Gas & Consumable
                  Fuels--3.3%

                  Total SA                                       179,962           42,332,465

                  Total Common Stocks in France                                   143,500,799


Germany--8.3%

                  Air Freight & Logistics--1.7%

                  Deutsche Post AG                               961,346           22,485,720

                  Commercial Banks--1.5%

                  Deutsche Postbank AG                           400,757           19,732,188

                  Construction & Engineering--1.1%

                  Hochtief AG                                    411,106           14,433,504

                  Electric Utilities--1.3%

                  E.ON AG                                        180,852           16,132,174

                  Multi-Utilities--2.7%

                  RWE AG                                         545,557           35,256,456

                  Total Common Stocks in Germany                                  108,040,042


Hungary--0.5%

                  Oil, Gas & Consumable Fuels--0.5%

                  Mol Magyar Olaj- es Gazipari Rt.                80,934            6,797,581

                  Total Common Stocks in Hungary                                    6,797,581


                                                                  Shares
Country           Industry++         Common Stocks                  Held            Value
Ireland--0.6%

                  Commercial Banks--0.6%

                  Bank of Ireland                                472,955      $     7,626,829

                  Total Common Stocks in Ireland                                    7,626,829


Italy--7.1%

                  Commercial Banks--3.7%

                  Capitalia SpA                                4,067,942           22,787,370
                  UniCredito Italiano SpA                      4,883,122           25,822,611
                                                                              ---------------
                                                                                   48,609,981

                  Electric Utilities--0.2%

                  Enel SpA                                       315,866            2,753,311

                  Insurance--1.2%

                  Fondiaria-Sai SpA                              551,365           14,945,596

                  Oil, Gas & Consumable
                  Fuels--2.0%

                  ENI SpA                                      1,017,281           26,244,864

                  Total Common Stocks in Italy                                     92,553,752


Japan--18.4%

                  Automobiles--3.0%

                  Honda Motor Co., Ltd.                          132,500            6,540,700
                  Nissan Motor Co., Ltd.                       1,223,600           12,124,472
                  Toyota Motor Corp.                             572,200           20,500,262
                                                                              ---------------
                                                                                   39,165,434

                  Beverages--1.9%

                  Asahi Breweries Ltd.                         2,108,600           25,156,296

                  Capital Markets--1.0%

                  Mitsubishi Securities Co., Ltd.              1,511,000           13,404,142

                  Commercial Banks--3.2%

                  Mitsubishi Tokyo Financial Group, Inc.           4,837           41,075,869

                  Commercial Services &
                  Supplies--0.8%

                  Toppan Printing Co., Ltd.                    1,016,000           10,773,396

                  Consumer Finance--1.7%

                  Takefuji Corp.                                 332,900           22,531,811

                  Household Durables--1.0%

                  Sekisui House Ltd.                           1,294,000           13,090,642

                  Leisure Equipment &
                  Products--1.0%

                  Yamaha Corp.                                   796,800           12,439,888

                  Pharmaceuticals--1.7%

                  Takeda Pharmaceutical Co., Ltd.                452,800           22,474,506

                  Software--0.7%

                  Namco Ltd.                                     644,800            8,588,799

                  Tobacco--0.1%

                  Japan Tobacco, Inc.                                100            1,335,619

                  Wireless Telecommunication
                  Services--2.3%

                  KDDI Corp.                                       1,297            6,004,521
                  NTT DoCoMo, Inc.                                15,670           23,191,770
                                                                              ---------------
                                                                                   29,196,291

                  Total Common Stocks in Japan                                    239,232,693


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Schedule of Investments (continued)                                         (in U.S. dollars)
                                                                  Shares
Country           Industry++         Common Stocks                  Held            Value
Netherlands--7.3%

                  Air Freight & Logistics--1.1%

                  TNT NV                                         556,462      $    14,113,655

                  Commercial Services &
                  Supplies--1.3%

                  Buhrmann NV (e)                              1,766,687           17,474,374

                  Diversified Financial
                  Services--1.3%

                  ING Groep NV CVA                               594,951           16,832,936

                  Food & Staples Retailing--1.3%

                  Koninklijke Ahold NV (g)                     1,832,378           15,084,952
                  Koninklijke Ahold NV (a)(b)(g)                 285,540            2,218,931
                                                                              ---------------
                                                                                   17,303,883

                  Household Durables--1.2%

                  Koninklijke Philips Electronics NV             660,741           15,326,420

                  Insurance--1.1%

                  Aegon NV                                     1,071,402           13,891,907

                  Total Common Stocks in the
                  Netherlands                                                      94,943,175


Norway--3.7%

                  Diversified Telecommunication
                  Services--1.8%

                  Telenor ASA                                  2,825,030           22,577,598

                  Oil, Gas & Consumable
                  Fuels--1.9%

                  Statoil ASA                                  1,228,039           25,076,204

                  Total Common Stocks in Norway                                    47,653,802


Portugal--1.2%

                  Electric Utilities--1.2%

                  Energias de Portugal SA                      6,130,287           15,437,042


                  Total Common Stocks in Portugal                                  15,437,042


Singapore--1.2%

                  Marine--1.2%

                  Neptune Orient Lines Ltd.                    6,795,000           15,222,604

                  Total Common Stocks in Singapore                                 15,222,604


South Korea--0.9%

                  Diversified Telecommunication
                  Services--0.9%

                  KT Corp. (a)                                   558,604           12,009,986

                  Total Common Stocks in
                  South Korea                                                      12,009,986


Spain--2.2%

                  Oil, Gas & Consumable
                  Fuels--2.2%

                  Repsol YPF SA                                1,135,951           29,100,149

                  Total Common Stocks in Spain                                     29,100,149


Sweden--2.1%

                  Diversified Financial
                  Services--1.4%

                  Investor AB                                  1,304,245           17,704,041

                  Machinery--0.7%

                  Volvo AB Class B                               232,916            9,484,923

                  Total Common Stocks in Sweden                                    27,188,964


                                                                  Shares
Country           Industry++         Common Stocks                  Held            Value
Switzerland--5.7%

                  Capital Markets--1.9%

                  Credit Suisse Group                            627,085      $    24,743,694

                  Chemicals--1.0%

                  Clariant AG (g)                                971,107           12,924,342

                  Construction Materials--2.0%

                  Holcim Ltd.                                    421,536           25,665,294

                  Insurance--0.8%

                  Swiss Life Holding (g)                          80,242           10,597,882

                  Total Common Stocks in Switzerland                               73,931,212


United Kingdom--20.5%

                  Aerospace & Defense--1.9%

                  BAE Systems Plc                              4,833,989           24,867,447

                  Commercial Banks--7.3%

                  Barclays Plc                                 2,357,032           23,468,924
                  HBOS Plc                                     2,079,780           32,078,342
                  Royal Bank of Scotland Group Plc             1,318,831           39,855,692
                                                                              ---------------
                                                                                   95,402,958

                  Food & Staples Retailing--1.1%

                  Boots Group Plc                              1,248,982           13,633,806

                  Food Products--1.2%

                  Cadbury Schweppes Plc                        1,613,221           15,412,203

                  Industrial Conglomerates--1.1%

                  Smiths Group Plc                               906,060           14,925,061

                  Insurance--1.8%

                  Prudential Plc                               2,553,055           22,709,330

                  Pharmaceuticals--2.1%

                  GlaxoSmithKline Plc                          1,138,686           27,574,203

                  Specialty Retail--1.3%

                  Kesa Electricals Plc                         3,227,604           16,169,839

                  Transportation
                  Infrastructure--1.3%

                  BAA Plc                                      1,563,447           17,374,747

                  Wireless Telecommunication
                  Services--1.4%

                  Vodafone Group Plc                           7,293,619           17,779,750

                  Total Common Stocks in the
                  United Kingdom                                                  265,849,344

                  Total Common Stocks
                  (Cost--$1,097,926,807)--97.2%                                 1,261,937,652


                                                              Beneficial
                                 Other Interests (f)            Interest
United Kingdom--0.0%

                  Electric Utilities--0.0%

                  British Energy Plc Deferred Shares         $    70,000                    0

                  Total Other Interests
                  (Cost--$0)--0.0%                                                          0


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Schedule of Investments (concluded)                                         (in U.S. dollars)

                                                              Beneficial
                  Short-Term Securities                         Interest            Value
                  Merrill Lynch Liquidity Series, LLC
                     Cash Sweep Series I (c)                 $11,104,396      $    11,104,396
                  Merrill Lynch Liquidity Series, LLC
                     Money Market Series (c)(d)               15,525,000           15,525,000


                                                                    Face
                                                                  Amount
Time Deposits

                  Brown Brothers Harriman & Co.,
                     2.67% due 6/30/2005                     $    47,525               47,525

                  Total Short-Term Securities
                  (Cost--$26,676,921)--2.0%                                        26,676,921

Total Investments
(Cost--$1,124,603,728*)--99.2%                                                  1,288,614,573
Other Assets Less Liabilities--0.8%                                                10,112,502
                                                                              ---------------
Net Assets--100.0%                                                            $ 1,298,727,075
                                                                              ===============

  * The cost and unrealized appreciation (depreciation) of investments as of June 30,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $  1,142,640,342
                                                       ================
    Gross unrealized appreciation                      $    181,287,191
    Gross unrealized depreciation                          (35,312,960)
                                                       ----------------
    Net unrealized appreciation                        $    145,974,231
                                                       ================


 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Depositary Receipts.

(b) Restricted security as to resale, representing 0.2% of net assets, was as follows:

                              Acquisition
    Issue                         Date            Cost         Value

    Koninklijke Ahold NV*      12/11/2003      $1,696,449    $2,218,931

    * Depositary Receipts.


(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
    Act of 1940) were as follows:

                                                    Net        Interest
    Affiliate                                    Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $11,104,396      $414,545
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $15,525,000      $ 33,492


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Non-income producing security.

    See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Statement of Assets and Liabilities

As of June 30, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $14,836,560) (identified cost--$1,097,974,332)                                                      $ 1,261,985,177
           Investments in affiliated securities, at value (identified cost--$26,629,396)                               26,629,396
           Foreign cash (cost--$10,164,382)                                                                            10,196,319
           Cash                                                                                                             1,174
           Receivables:
               Securities sold                                                                 $    21,474,009
               Capital shares sold                                                                  10,721,977
               Dividends                                                                             5,456,500
               Interest (including $913 from affiliates)                                                50,428
               Securities lending                                                                        1,503         37,704,417
                                                                                               ---------------
           Prepaid expenses                                                                                                37,939
                                                                                                                  ---------------
           Total assets                                                                                             1,336,554,422
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   15,525,000
           Payables:
               Securities purchased                                                                 18,920,744
               Capital shares redeemed                                                               1,511,465
               Investment adviser                                                                      708,971
               Other affiliates                                                                        388,411
               Distributor                                                                             240,269         21,769,860
                                                                                               ---------------
           Accrued expenses                                                                                               532,487
                                                                                                                  ---------------
           Total liabilities                                                                                           37,827,347
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 1,298,727,075
                                                                                                                  ===============

Net Assets Consist of

           Paid-in capital                                                                                        $ 1,121,828,525
           Undistributed investment income--net                                                $    21,122,795
           Accumulated realized capital losses--net                                                (8,128,660)
           Unrealized appreciation--net                                                            163,904,415
                                                                                               ---------------
           Total accumulated earnings--net                                                                            176,898,550
                                                                                                                  ---------------
           Net Assets                                                                                             $ 1,298,727,075
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $254,206,732 and 9,653,936 shares outstanding++                        $         26.33
                                                                                                                  ===============
           Class B--Based on net assets of $62,261,288 and 2,400,609 shares outstanding++                         $         25.94
                                                                                                                  ===============
           Class C--Based on net assets of $164,317,251 and 6,387,599 shares outstanding++                        $         25.72
                                                                                                                  ===============
           Class I--Based on net assets of $800,990,451 and 30,325,916 shares outstanding++                       $         26.41
                                                                                                                  ===============
           Class R--Based on net assets of $16,951,353 and 647,214 shares outstanding++                           $         26.19
                                                                                                                  ===============

               ++ Unlimited shares of no par value authorized.

                  See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Statement of Operations

For the Year Ended June 30, 2005
Investment Income

           Dividends (net of $3,902,409 foreign withholding tax)                                                  $    34,959,428
           Interest (including $414,545 from affiliates)                                                                  613,610
           Securities lending--net                                                                                         33,492
                                                                                                                  ---------------
           Total income                                                                                                35,606,530
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     8,272,184
           Transfer agent fees--Class I                                                              1,654,674
           Account maintenance and distribution fees--Class C                                        1,098,250
           Account maintenance fees--Class A                                                           514,000
           Account maintenance and distribution fees--Class B                                          475,414
           Transfer agent fees--Class A                                                                461,915
           Accounting services                                                                         384,510
           Custodian fees                                                                              309,135
           Transfer agent fees--Class C                                                                296,840
           Transfer agent fees--Class B                                                                127,913
           Professional fees                                                                           125,780
           Registration fees                                                                           109,680
           Printing and shareholder reports                                                            102,654
           Account maintenance and distribution fees--Class R                                           56,763
           Trustee's fees and expenses                                                                  36,371
           Transfer agent fees--Class R                                                                 25,970
           Pricing fees                                                                                 14,933
           Other                                                                                        46,455
                                                                                               ---------------
           Total expenses                                                                                              14,113,441
                                                                                                                  ---------------
           Investment income--net                                                                                      21,493,089
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                    131,466,196
               Foreign currency transactions--net                                                      320,828        131,787,024
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                      2,449,416
               Foreign currency transactions--net                                                    (103,292)          2,346,124
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    134,133,148
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   155,626,237
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                  2005               2004
Operations

           Investment income--net                                                              $    21,493,089    $     8,733,865
           Realized gain--net                                                                      131,787,024         49,687,866
           Change in unrealized appreciation/depreciation--net                                       2,346,124        115,375,042
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    155,626,237        173,796,773
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                               (953,888)        (1,333,430)
               Class B                                                                               (353,852)          (125,031)
               Class C                                                                               (890,953)           (66,820)
               Class I                                                                            (11,510,390)       (12,804,694)
               Class R                                                                               (117,226)            (6,149)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                    (13,826,309)       (14,336,124)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Increase (decrease) in net assets derived from net capital share transactions           490,787,300       (13,809,390)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                               7,327                 --
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                            632,594,555        145,651,259
           Beginning of year                                                                       666,132,520        520,481,261
                                                                                               ---------------    ---------------
           End of year*                                                                        $ 1,298,727,075    $   666,132,520
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $    21,122,795    $     7,278,099
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                           For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    23.48   $    17.98   $    20.55    $    22.89   $    27.27
                                                                  ----------   ----------   ----------    ----------   ----------
           Investment income--net                                      .50++        .25++        .39++         .23++          .31
           Realized and unrealized gain (loss)--net                   2.77**         5.70       (2.96)         (.70)       (2.41)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total from investment operations                             3.27         5.95       (2.57)         (.47)       (2.10)
                                                                  ----------   ----------   ----------    ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.42)        (.45)           --         (.70)        (.47)
               Realized gain--net                                         --           --           --        (1.17)       (1.81)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total dividends and distributions                           (.42)        (.45)           --        (1.87)       (2.28)
                                                                  ----------   ----------   ----------    ----------   ----------
           Net asset value, end of year                           $    26.33   $    23.48   $    17.98    $    20.55   $    22.89
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return*

           Based on net asset value per share                         14.29%       33.67%     (12.55%)       (1.42%)      (8.00%)
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.33%        1.33%        1.32%         1.38%        1.31%
                                                                  ==========   ==========   ==========    ==========   ==========
           Investment income--net                                      1.94%        1.20%        2.30%         1.19%        2.05%
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  254,207   $   42,238   $   49,395    $   97,769   $   52,110
                                                                  ==========   ==========   ==========    ==========   ==========
           Portfolio turnover                                            70%          75%          89%           45%          26%
                                                                  ==========   ==========   ==========    ==========   ==========

            * Total investment returns exclude the effect of sales charges.

           ** Includes redemption fees, which are less than $.01 per share.

           ++ Based on average shares outstanding.

              See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Financial Highlights (continued)
                                                                                              Class B

                                                                                                                   For the Period
                                                                                                                   Oct. 6, 2000++
The following per share data and ratios have been derived                           For the Year Ended June 30,      to June,30,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    23.24   $    17.84   $    20.57    $    23.09   $    25.65
                                                                  ----------   ----------   ----------    ----------   ----------
           Investment income--net                                    .32++++      .17++++      .29++++       .10++++          .39
           Realized and unrealized gain (loss)--net                  2.74***         5.57       (3.02)         (.71)        (.82)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total from investment operations                             3.06         5.74       (2.73)         (.61)        (.43)
                                                                  ----------   ----------   ----------    ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.36)        (.34)           --         (.74)        (.32)
               Realized gain--net                                         --           --           --        (1.17)       (1.81)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total dividends and distributions                           (.36)        (.34)           --        (1.91)       (2.13)
                                                                  ----------   ----------   ----------    ----------   ----------
           Net asset value, end of period                         $    25.94   $    23.24   $    17.84    $    20.57   $    23.09
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return**

           Based on net asset value per share                         13.45%       32.65%     (13.27%)       (2.10%)   (2.01%)+++
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.12%        2.11%        2.06%         2.12%       2.18%*
                                                                  ==========   ==========   ==========    ==========   ==========
           Investment income--net                                      1.27%         .81%        1.74%          .48%       1.49%*
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   62,261   $   19,852   $    5,343    $    2,064   $    1,016
                                                                  ==========   ==========   ==========    ==========   ==========
           Portfolio turnover                                            70%          75%          89%           45%          26%
                                                                  ==========   ==========   ==========    ==========   ==========

            * Annualized.

           ** Total investment returns exclude the effect of sales charges.

          *** Includes redemption fees, which are less than $.01 per share.

           ++ Commencement of operations.

         ++++ Based on average shares outstanding.

          +++ Aggregate total investment return.

              See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Financial Highlights (continued)
                                                                                              Class C
                                                                                                                   For the Period
                                                                                                                   Oct. 6, 2000++
The following per share data and ratios have been derived                           For the Year Ended June 30,      to June,30,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    23.09   $    17.70   $    20.39    $    22.91   $    25.65
                                                                  ----------   ----------   ----------    ----------   ----------
           Investment income--net                                    .37++++      .29++++      .17++++       .09++++          .60
           Realized and unrealized gain (loss)--net                  2.65***         5.41       (2.86)         (.70)       (1.05)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total from investment operations                             3.02         5.70       (2.69)         (.61)        (.45)
                                                                  ----------   ----------   ----------    ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.39)        (.31)           --         (.74)        (.48)
               Realized gain--net                                         --           --           --        (1.17)       (1.81)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total dividends and distributions                           (.39)        (.31)           --        (1.91)       (2.29)
                                                                  ----------   ----------   ----------    ----------   ----------
           Net asset value, end of period                         $    25.72   $    23.09   $    17.70    $    20.39   $    22.91
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return**

           Based on net asset value per share                         13.41%       32.58%     (13.19%)       (2.10%)   (2.11%)+++
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.12%        2.14%        2.07%         2.06%       1.70%*
                                                                  ==========   ==========   ==========    ==========   ==========
           Investment income--net                                      1.45%        1.38%        1.02%          .47%       1.76%*
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  164,317   $   38,608   $    2,672    $    2,285   $      762
                                                                  ==========   ==========   ==========    ==========   ==========
           Portfolio turnover                                            70%          75%          89%           45%          26%
                                                                  ==========   ==========   ==========    ==========   ==========

            * Annualized.

           ** Total investment returns exclude the effect of sales charges.

          *** Includes redemption fees, which are less than $.01 per share.

           ++ Commencement of operations.

         ++++ Based on average shares outstanding.

          +++ Aggregate total investment return.

              See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                           For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    23.54   $    18.03   $    20.63    $    22.97   $    27.33
                                                                  ----------   ----------   ----------    ----------   ----------
           Investment income--net                                      .52++        .31++        .30++         .29++          .48
           Realized and unrealized gain (loss)--net                   2.83**         5.71       (2.85)         (.70)       (2.53)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total from investment operations                             3.35         6.02       (2.55)         (.41)       (2.05)
                                                                  ----------   ----------   ----------    ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.48)        (.51)        (.05)         (.76)        (.50)
               Realized gain--net                                         --           --           --        (1.17)       (1.81)
                                                                  ----------   ----------   ----------    ----------   ----------
           Total dividends and distributions                           (.48)        (.51)        (.05)        (1.93)       (2.31)
                                                                  ----------   ----------   ----------    ----------   ----------
           Net asset value, end of year                           $    26.41   $    23.54   $    18.03    $    20.63   $    22.97
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return*

           Based on net asset value per share                         14.59%       34.00%     (12.38%)       (1.14%)      (7.79%)
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.08%        1.08%        1.07%         1.14%        1.06%
                                                                  ==========   ==========   ==========    ==========   ==========
           Investment income--net                                      2.07%        1.47%        1.78%         1.42%        1.78%
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  800,990   $  559,530   $  463,071    $  617,289   $1,024,993
                                                                  ==========   ==========   ==========    ==========   ==========
           Portfolio turnover                                            70%          75%          89%           45%          26%
                                                                  ==========   ==========   ==========    ==========   ==========

            * Total investment returns exclude the effect of sales charges.

           ** Includes redemption fees, which are less than $.01 per share.

           ++ Based on average shares outstanding.

              See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Financial Highlights (concluded)
                                                                                                     Class R

                                                                                                                  For the Period
                                                                                        For the Year Ended      January 3, 2003++
The following per share data and ratios have been derived                                    June 30,              to June 30,
from information provided in the financial statements.                                2005             2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                    $      23.39     $      17.98     $      16.79
                                                                                   ------------     ------------     ------------
           Investment income--net***                                                        .50              .52              .32
           Realized and unrealized gain--net                                               2.70             5.38              .87
                                                                                   ------------     ------------     ------------
           Total from investment operations                                                3.20             5.90             1.19
                                                                                   ------------     ------------     ------------
           Less dividends from investment income--net                                     (.40)            (.49)               --
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $      26.19     $      23.39     $      17.98
                                                                                   ============     ============     ============

Total Investment Return**

           Based on net asset value per share                                            14.03%           33.43%         7.09%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses                                                                       1.58%            1.60%           1.55%*
                                                                                   ============     ============     ============
           Investment income--net                                                         1.96%            2.34%           3.04%*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                $     16,951     $      5,905          --+++++
                                                                                   ============     ============     ============
           Portfolio turnover                                                               70%              75%              89%
                                                                                   ============     ============     ============

            * Annualized.

           ** Total investment returns exclude the effect of sales charges.

          *** Based on average shares outstanding.

           ++ Commencement of operations.

          +++ Aggregate total investment return.

        +++++ Amount is less than $1,000.

              See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Value Fund (the "Fund") is a series of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,168,142 has been reclassified between accumulated realized loss and undistributed net investment income and $82,484 has been reclassified between paid-in capital and undistributed net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transaction gains/losses and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust, on behalf of the Fund, has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. FAM has entered into Sub-Advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated investment advisers that are indirect subsidiaries of ML & Co. The Sub-Advisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $ 29,840          $ 365,596
Class I                                     $    870          $   1,479


For the year ended June 30, 2005, MLPF&S received contingent deferred sales charges of $26,242 and $25,251 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $15,225 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2005.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2005, MLIM, LLC received $14,565 in security lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within transfer agent fees in the Statement of Operations.

For the year ended June 30, 2005, the Fund reimbursed FAM $25,676 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, ML & Co., and/or MLIM, LLC.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were $1,201,063,935 and $743,447,821, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $490,787,300 and $(13,809,390) for the years ended June 30, 2005 and June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                3,016,135    $    76,038,050
Automatic conversion of shares               185,640          4,674,577
Shares issued resulting from
   reorganization                          6,689,495        149,572,748
Shares issued to shareholders in
   reinvestment of dividends                  39,715            898,017
                                     ---------------    ---------------
Total issued                               9,930,985        231,183,392
Shares redeemed                          (2,076,121)       (52,055,114)
                                     ---------------    ---------------
Net increase                               7,854,864    $   179,128,278
                                     ===============    ===============


Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                8,800,514    $   164,996,795
Automatic conversion of shares                41,692            962,246
Shares issued to shareholders in
   reinvestment of dividends                  57,445          1,097,605
                                     ---------------    ---------------
Total issued                               8,899,651        167,056,646
Shares redeemed                          (9,848,355)      (187,909,481)
                                     ---------------    ---------------
Net decrease                               (948,704)    $  (20,852,835)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,667,483    $    41,690,456
Shares issued resulting from
   reorganization                            683,941         15,152,519
Shares issued to shareholders in
   reinvestment of dividends                  15,432            335,808
                                     ---------------    ---------------
Total issued                               2,366,856         57,178,783
                                     ---------------    ---------------
Automatic conversion of shares             (187,857)        (4,674,577)
Shares redeemed                            (632,514)       (15,904,272)
                                     ---------------    ---------------
Total redeemed                             (820,371)       (20,578,849)
                                     ---------------    ---------------
Net increase                               1,546,485    $    36,599,934
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  933,567    $    19,761,164
Shares issued to shareholders in
   reinvestment of dividends                   6,323            119,861
                                     ---------------    ---------------
Total issued                                 939,890         19,881,025
                                     ---------------    ---------------
Automatic conversion of shares              (42,007)          (962,246)
Shares redeemed                            (343,196)        (6,939,516)
                                     ---------------    ---------------
Total redeemed                             (385,203)        (7,901,762)
                                     ---------------    ---------------
Net increase                                 554,687    $    11,979,263
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                5,094,114    $   125,104,120
Shares issued resulting from
   reorganization                            522,287         11,476,831
Shares issued to shareholders in
   reinvestment of dividends                  38,730            835,790
                                     ---------------    ---------------
Total issued                               5,655,131        137,416,741
Shares redeemed                            (939,322)       (23,474,119)
                                     ---------------    ---------------
Net increase                               4,715,809    $   113,942,622
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,746,815    $    38,013,548
Shares issued to shareholders in
   reinvestment of dividends                   3,249             62,793
                                     ---------------    ---------------
Total issued                               1,750,064         38,076,341
Shares redeemed                            (229,268)        (4,694,572)
                                     ---------------    ---------------
Net increase                               1,520,796    $    33,381,769
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                7,976,396    $   203,555,648
Shares issued resulting from
   reorganization                          5,054,773        113,227,053
Shares issued to shareholders in
   reinvestment of dividends                 491,341         10,991,995
                                     ---------------    ---------------
Total issued                              13,522,510        327,774,696
Shares redeemed                          (6,964,707)      (176,506,186)
                                     ---------------    ---------------
Net increase                               6,557,803    $   151,268,510
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                               18,148,648    $   357,808,494
Shares issued to shareholders in
   reinvestment of dividends                 629,110         12,134,608
                                     ---------------    ---------------
Total issued                              18,777,758        369,943,102
Shares redeemed                         (20,695,248)      (413,913,322)
                                     ---------------    ---------------
Net decrease                             (1,917,490)    $  (43,970,220)
                                     ===============    ===============



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Notes to Financial Statements (concluded)


Class R Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  586,056    $    14,728,902
Shares issued to shareholders in
   reinvestment of dividends                   5,354            117,095
                                     ---------------    ---------------
Total issued                                 591,410         14,845,997
Shares redeemed                            (196,639)        (4,998,041)
                                     ---------------    ---------------
Net increase                                 394,771    $     9,847,956
                                     ===============    ===============


Class R Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  331,464    $     7,449,954
Shares issued to shareholders in
   reinvestment of dividends                     288              6,142
                                     ---------------    ---------------
Total issued                                 331,752          7,456,096
Shares redeemed                             (79,315)        (1,803,463)
                                     ---------------    ---------------
Net increase                                 252,437    $     5,652,633
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2005.


6. Commitments:
At June 30, 2005, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,440,000 and $14,257,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:


                                           6/30/2005          6/30/2004

Distributions paid from:
   Ordinary income                   $    13,826,309    $    14,336,124
                                     ---------------    ---------------
Total taxable distributions          $    13,826,309    $    14,336,124
                                     ===============    ===============


As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $    24,502,247
Undistributed long-term capital gains--net                   65,463,929
                                                        ---------------
Total undistributed earnings--net                            89,966,176
Capital loss carryforward                                 (58,864,370)*
Unrealized gains--net                                     145,796,744**
                                                        ---------------
Total accumulated earnings--net                         $   176,898,550
                                                        ===============

 * On June 30, 2005, the Fund had a capital loss carryforward of $58,864,370, of which $16,139,328 expires in 2009 and
   $42,725,042 expires in 2010. Subject to limitations, this amount will be available to offset like amounts of future gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the limitation on the utilization of capital loss carryforwards for tax purposes.


8. Acquisition of Merrill Lynch International Equity Fund:
On August 23, 2004, the Fund acquired substantially all of the assets and liabilities of Merrill Lynch International Equity Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 34,884,255 shares of Common Stock of Merrill Lynch International Equity Fund for 12,950,496 shares of Common Stock of the Fund. Merrill Lynch International Equity Fund's net assets on that date of $289,429,151, including $24,714,400 of net unrealized appreciation, $88,197,407 of accumulated net realized capital losses and $72,710 of distributions in excess of net investment income, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $828,276,008.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005



Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Mercury Funds II and
Shareholders of Merrill Lynch International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Value Fund (one of the portfolios comprising Mercury Funds II) as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Value Fund at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
August 16, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch International Value Fund of Mercury Funds II during the fiscal year ended June 30, 2005:


Record Date                                         August 11, 2004             December 14, 2004
Payable Date                                        August 17, 2004             December 17, 2004
Qualified Dividend Income for Individuals               72.58%*                       95.52%*
Foreign Source Income                                   72.58%                        95.52%
Foreign Taxes Paid Per Share                        $0.059101                     $0.021816

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    125 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      169 Portfolios
Princeton,              Trustee               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of Oppenheimer Funds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
  Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


James H. Bodurtha**     Trustee      2002 to  Director, The China Business Group, Inc.         38 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President          55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 61                                       1980; Partner, Squire, Sanders & Dempsey from
                                              1980 to 1993.


Kenneth A. Froot        Trustee      2005 to  Professor, Harvard University since 1992;        38 Funds       None
P.O. Box 9095                        present  Professor, Massachusetts Institute of            55 Portfolios
Princeton,                                    Technology from 1986 to 1992.
NJ 08543-9095
Age: 47


Joe Grills**            Trustee      1996 to  Member of the Committee of Investment of         38 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association       55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 70                                       since 1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds
                                              from 1986 to 1993; Member of the Investment
                                              Advisory Committee of the State of New York
                                              Common Retirement Fund since 1989; Member
                                              of the Investment Advisory Committee of the
                                              Howard Hughes Medical Institute from 1997 to
                                              2000; Director, Duke University Management
                                              Company from 1992 to 2004, Vice Chairman
                                              thereof since 1998 to 2004 and Director Emeritus
                                              thereof since 2004; Director, LaSalle Street Fund
                                              from 1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998; Vice Chairman thereof from
                                              2002 to 2005 and Chairman thereof since 2005;
                                              Director, Montpelier Foundation since 1998 and
                                              its Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Historic
                                              Preservation since 2000.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Trustees* (concluded)


Herbert I. London       Trustee      2002 to  John M. Olin Professor of Humanities, New York   38 Funds       None
P.O. Box 9095                        present  University since 1993 and Professor thereof      55 Portfolios
Princeton,                                    since 1980; President, Hudson Institute since
NJ 08543-9095                                 1997 and Trustee thereof since 1980; Dean,
Age: 66                                       Gallatin Division of New York University from
                                              1976 to 1993; Distinguished Fellow, Herman
                                              Kahn Chair, Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983
                                              to 1993.


Roberta Cooper Ramo     Trustee      2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &  38 Funds       None
P.O. Box 9095                        present  Sisk, P.A. since 1993; President, American Bar   55 Portfolios
Princeton,                                    Association from 1995 to 1996 and Member of
NJ 08543-9095                                 the Board of Governors thereof from 1994 to 1997;
Age: 62                                       Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                              P.C. from 1977 to 1993; Director, ECMC Group
                                              (service provider to students, schools and lenders)
                                              since 2001; Director, United New Mexico Bank
                                              (now Wells Fargo) from 1983 to 1988; Director,
                                              First National Bank of New Mexico (now Wells
                                              Fargo) from 1975 to 1976; Vice President,
                                              American Law Institute since 2004.


Robert S. Salomon, Jr.  Trustee      2002 to  Principal of STI Management (investment          38 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of         55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from 1992
NJ 08543-9095                                 to 1995; Chairman of Salomon Brothers Equity
Age: 68                                       Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers, Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Trustee      2002 to  Chairman of Fernwood Advisors, Inc. (investment  39 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal, Fernwood         56 Portfolios
Princeton,                                    Associates (financial consultants) since 1975;
NJ 08543-9095                                 Chairman of R.P.P. Corporation (manufacturing
Age: 72                                       company) since 1978; Director of International
                                              Mobile Communications, Incorporated (telecom-
                                              munications company) since 1998.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board and the Audit Committee.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1996 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


James A. Macmillan      Vice         2000 to  Managing Director of MLIM since January 2001; Director (Equity Fund Management)
P.O. Box 9011           President    present  of an affiliate of MLIM since 1999.
Princeton,
NJ 08543-9011
Age: 40


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                       Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                              at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's
                                              Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $34,000
                                    Fiscal Year Ending June 30, 2004 - $30,000

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $5,700
                                    Fiscal Year Ending June 30, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2005 - $5,700
               Fiscal Year Ending June 30, 2004 - $5,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Value Fund of Mercury Funds II


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 19, 2005